UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 10, 2005

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia	1-12080	58-1550675
Georgia	0-28226	58-2053632

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation)

4401 Northside Parkway, Suite 800, Atlanta, Georgia	30327

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (404) 846-5000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 10, 2005, Post Apartment Homes, L.P. (the “Operating Partnership”) entered into a purchase and sale agreement with RREEF America, L.L.C., a Delaware limited liability company (“RREEF”), pursuant to which the Operating Partnership has agreed to sell the following properties to RREEF: The Arbors of Post Village®, The Hills of Post Village®, The Gardens of Post Village®, The Fountains of Post Village® and The Meadows of Post Village®. The five properties are operated as Post Village®, a 1,738 unit apartment community located in Smyrna, Georgia. The purchase price for Post Village® is $132.5 million, including the assumption of $47.5 million of tax-exempt mortgage indebtedness.

The sale is subject to customary closing conditions and is expected to close in the third quarter of 2005.

Certain statements made in this Current Report on Form 8-K, may constitute “forward- looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and the Company’s future performance, as well as management’s expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. An example of such a statement in this Form 8-K is the Company’s expectation with regard to the anticipated sale of Post Village® in the third quarter of 2005. All forward-looking statements are subject to certain risks and uncertainties that could cause actual events to differ materially from those projected. Management believes that these forward-looking statements are reasonable; however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. Other important risk factors regarding the Company are included under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and may be discussed in subsequent filings with the Securities and Exchange Commission. The risk factors discussed in such Form 10-K under the caption “Risk Factors” are specifically incorporated by reference into this Form 8-K.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST PROPERTIES, INC.

Date: June 15, 2005	By:	/s/ David P. Stockert

David P. Stockert
President and Chief Executive Officer

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST APARTMENT HOMES, L.P.

Date: June 15, 2005	By:	POST GP HOLDINGS, INC., as General Partner

	By:	/s/ David P. Stockert

David P. Stockert President and Chief Executive Officer